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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 14, 2004

                             PARK CITY GROUP, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its chapter)

             NEVADA                     0003718                 37-1454128
------------------------------       -------------         ---------------------
 (State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)

                333 Main Street #300
                 Park City, UT 84060                  84060
            -----------------------------           ----------
            (Principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code (435) 649-2221

                                       N/A
          (Former name or former address, if changed since last report)


                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01. Regulation FD Disclosure.

The following press release is being published today:

         PARK CITY GROUP REPORTS SUBSTANTIAL YEAR-OVER-YEAR IMPROVEMENT
                         IN ITS FY2004 YEAR END FILING

        Increased revenues and profitability and improved cash flow from operations continue trend of year-over-year improvements


PARK CITY, UTAH - October 14, 2004 - Park City Group, Inc. (OTCBB: PKCY) announced today that it has filed its 10KSB for FY2004 ending June 30, 2004 and reports significant improvements in the business operations for the year. The Company reported revenues of $6.03 million as compared to FY2003 revenues of $5.35 million, an improvement of approximately 12.7% or $680,000. Also reported is a significant improvement in cash flow from operations of 270% where in FY2004, the Company reported approximately $67,000 as compared to $27,000 in FY2003. Equally as important to the improved operation of the Company is a reduction in operating expenses to $5.37 million from $8.14 million or approximately a 34% reduction over FY2003. The prior year comparisons are based on reported FY2003 year results with the one time write down for capitalization of software expenses of approximately $2.24 million.

Additional highlights for the year include reduced liabilities by more than $1.45 million and the addition of the PAYGo (Pay-As-You-Go) monthly subscription model that resulted in accelerated new customer sales as demonstrated by the addition of Kwik Trip, WinCo Foods, Marvelous Market and Larry's Market. Additionally, the Company reported increases in recurring revenues from customers such as Wawa, Schnuck Markets, Pacific Sunwear of California and Price Chopper and it should be noted that these revenues from existing customers are recurring revenues, one of the Company's most important revenue sources.

"I am very pleased with our efforts in this past year to improve our operations by increasing revenues and reducing expenses," said Randy Fields, CEO and Chairman of Park City Group. "These efforts validated our plan to improve our balance sheet and increase our market penetration while controlling expenses. Simply put, it was a very good year. In our new fiscal year we expect the trend for our subscription based payment model (PAYGo) to accelerate.

                                     -MORE-

    Page 2 - PARK CITY GROUP REPORTS SUBSTANTIAL YEAR-OVER-YEAR IMPROVEMENT
                         IN ITS FY2004 YEAR END FILING


The impact of that acceleration would be to reduce revenue in the short term, but it also increases the total revenues and makes it much more predictable in the longer term. We are, needless to say, very, very proud of the efforts our team made this year. Our new president, Jim Horton, is already making substantial progress toward building an expanded sales organization and the market traction is absolutely increasing. I believe that FY2005 will show continued progress in both revenues and profitability."

While the Company did end the year with a decreased net loss of $(675,000) as compared to $(5,000,000) in the prior year, the net loss was approximately an 86.6% improvement over results of FY2003. "We look at our progress over the past two years and we are increasingly confident in our products and our efforts," continues Fields. "We have placed a significant emphasis on providing the products and services that will make our customers successful. This is especially crucial since our success is measured by our customers' success."

"We feel we are well positioned for FY2005. We have already signed a few new customers whose names we will be announcing in future news releases as they begin their product implementations, "concludes Fields.

About Park City Group:

Park City Group, Inc. develops and markets patented computer software that helps its retail customers to increase their sales while reducing their inventory and labor costs: the two largest, controllable expenses in the retail industry. The technology has its genesis in the operations of Mrs. Fields Cookies, co-founded by Randy Fields, CEO of Park City Group, Inc. Industry leading customers such as The Home Depot, Victoria's Secret, The Limited, Anheuser Busch Entertainment and Tesco Lotus benefit from our software. Feel free to contact us (Media Contact Randy Fields) at 800.772.4556 or info@parkcitygroup.com. To find out more about Park City Group (OTCBB: PKCY, Berlin: WKN# 925919), visit our website at www.parkcitygroup.com.

Statements in this press release that relate to Park City Group's future plans, objectives, expectations, performance, events and the like are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the Securities Exchange Act of 1934. Future events, risks and uncertainties, individually or in the aggregate, could cause actual results to differ materially from those expressed or implied in these statements. Those factors could include changes in economic conditions that may change demand for the Company's products and services and other factors discussed in the "forward-looking information" section and the "risk factor" section of the management's discussion and analysis included in the Company's report on Form 10-K for the year ended June 30, 2003 filed with the Securities and Exchange Commission. This release is comprised of interrelated information that must be interpreted in the context of all of the information provided and care should be exercised not to consider portions of this release out of context. Park City Group uses paid services of investor relations organizations to promote the Company to the investment community. Investments in any company should be considered speculative and prior to acquisition, should be thoroughly researched. Park City Group does not intend to update these forward-looking statements prior to announcement of quarterly or annual results.

                                      ####

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PARK CITY GROUP, INC.
                                            (Registrant)



Date: October 14, 2004                      /s/ Randall K. Fields
                                            ------------------------------------
                                            Randall K. Fields, President and CEO